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                               [Neighborhood Map]

                                NEIGHBORHOOD MAP

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                                  [Floor Plan]

                            FLOOR PLAN OF THIRD FLOOR

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                                   [Site Plan]

                                    SITE PLAN
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                               [Tax Map Location]

                                TAX MAP LOCATION

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                              [Improved Sales Map]

                               IMPROVED SALES MAP

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                            COMPARABLE OFFICE RENTALS

====================================================================================================================================
                                                        Minimum  Effective          Expense                               Tenant
Comp   Building Name/Address         Lease      Size      Rent     Rent    Term      Stop     Escalations  Concessions  Improvement
No.       (Yr Blt, Size)             Date       (SF)     ($/SF)   ($/SF)  (Years)   ($/SF)                               Allowance
====================================================================================================================================
1  Oakwood Center                   Jun-97      1,637    $18.00    $18.00  7.5     Base Year     3.0%/Yr     No Free    $10.00/SF
   (1982, 128,353 SF, Class B)      Nov-96      3,172    $16.25    $16.25    5     Base Year     3.0%/Yr     No Free     $6.00/SF
                                                       (Expansion)
                                 1997 Renewal   1,887    $16.00    $16.00    3     Base Year     3.0%/Yr     No Free     $2.00/SF
                                 1997 Renewal  35,247    $18.85    $18.85    7     2000 Base     3.0%/Yr     No Free     $5.00/SF

2  Greenwood Corporate Center      Proposal    11,000    $21.00    $21.00    8     Base Year     3.0%/Yr     No Free     $8.00/SF
   (1985, 154,432 SF, Class A/B)   Proposal     8,000    $21.50    $21.50    6     Base Year     3.0%/Yr     No Free     $8.00/SF
                                    Jul-97     19,872    $20.00    $20.00   10     Base Year     3.0%/Yr     No Free     $8.00/SF
                                    Jul-97      9,033    $19.00    $19.00  7.5     Base Year     3.0%/Yr     No Free     $5.00/SF
                                    Jul-97     43,848    $19.80    $19.80   10     Base Year     150% CPI     2 Mos     $12.00/SF
                                    Aug-97     19,872    $21.75    $21.75  6.0     Base Year     3.0%/Yr   2 Mos Equiv  $11.33/SF

3  10306 Eaton Place                Jan-98        N/A    $21.00    $21.00    5     1998 Base     3.0%/Yr     No Free     $5.00/SF
   (1988, 121,863 SF, Class A)      Jun-05      7,000    $20.00    $20.00    5     1998 Base     3.0%/Yr     No Free     $5.00/SF

4  Confidential, Class A            Mar-97      5,664    $19.50    $19.50    5    No Passthrus   3.0%/Yr     No Free       As-Is

5  12801 Fair Lakes Parkway         Feb-97     44,913    $19.50    $19.50    3    No Passthrus  $1.00/SF/Yr  No Free       As-Is
   (1987, 62,000 SF, Class A/B)

5  3701 Pender Drive                Jan-97     16,016    $16.20    $16.20    5     Base Year     3.0%/Yr     No Free     $8.00/SF
   (1985, 102,400 SF, Class B)

6  Confidential, Class A            Dec-96      3,594    $19.00    $19.00    3     1996 Base     3.0%/Yr     No Free       As-Is
   (1988, 136,000 SF)               Feb-97      9,1O5    $18.50    $18.19    5     1997 Base     3.0%/Yr      1 Mos      $6.00/SF
------------------------------------------------------------------------------------------------------------------------------------
                      Totals                  239,860    $19.47    $19.46  5.9     Base Yr       3.0%/Yr      -0.1%    Std=$5-$12/SF
====================================================================================================================================

                                 Oakwood Center
                      Operating Income and Expense Analysis

                                  ===================================================================
                                                               Owner's         C&W 1997/98 Fiscal
Net Rentable Area:  128,353            1996 Actual           1997 Budget         Year Projection
                                  -------------------------------------------------------------------
                                     Total      $/SF      Total       $/SF       Total       $/SF
=====================================================================================================
Revenue From Operations
  Base Rental Income              $1,704,762   $13.28   $1,864,209   $14.52    $1,860,561   $14.50
  Expense Recoveries                  $2,796    $0.02     $121,416    $0.95      $104,595    $0.81
                                      ------    -----     --------    -----      --------    -----
   Total Rental Income            $1,707,558   $13.30   $1,985,625   $15.47    $1,965,156   $15.31

 Interest/Other Receipts             $14,710    $0.11      $14,558    $0.11       $14,000      N/A
 Credit & Collection Loss                 $0    $0.00           $0    $0.00      ($39,303)  ($0.31)
                                          --    -----           --    -----      ---------  -------
Effective Gross Income            $1,722,268   $13.42   $2,000,183   $15.58    $1,939,853   $15.11

Operating Expenses
Recoverable Expenses
 Real Estate Taxes                  $110,323    $0.86     $114,814    $0.89      $160,230    $1.25
 Operating Expenses                 $416,265    $3.24     $557,924    $4.35      $479,055    $3.73
 General & Administrative            $90,598    $0.71      $92,760    $0.72       $97,143    $0.76
 Management Fee                      $45,878    $0.36      $50,006    $0.39       $58,196    $0.45
                                     -------    -----      -------    -----       -------    -----
Total Recoverable Expenses          $663,064    $5.17     $815,504    $6.35      $794,624    $6.19

 Administrative (Non-Recoverable)    $19,280    $0.15           $0    $0.00       $25,925    $0.20

TOTAL EXPENSES                      $682,344    $5.32     $815,504    $6.35      $820,549    $6.39

Net Operating Income              $1,039,924    $8.10   $1,184,679    $9.23    $1,119,304    $8.72
                                  ==========    =====   ==========    =====    ==========    =====

 Capital Expenditures                $77,804    $0.61      $29,355    $0.23       $19,253    $0.15
 Commissions                        $155,965    $1.22      $55,352    $0.43       $47,304    $0.37
 Tenant Improvements                $531,286    $4.14      $45,701    $0.36       $68,935    $0.54
=====================================================================================================
Management Fee % EGI                     2.7%                  2.5%                   3.0%
Recoveries as % Total Expenses           0.4%                 14.9%                  13.2%